UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

Chubb Limited

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value CHF 24.15 per share	CB	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 0.30% Senior Notes due 2024	CB/24A	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 0.875% Senior Notes due 2027	CB/27	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 1.55% Senior Notes due 2028	CB/28	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 0.875% Senior Notes due 2029	CB/29A	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 1.40% Senior Notes due 2031	CB/31	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 2.50% Senior Notes due 2038	CB/38A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Chubb Limited (“Company”) Annual General Meeting of Shareholders (“annual general meeting”) held on May 19, 2022, the Company’s shareholders approved an amendment to Article 6(a) of the Articles of Association to authorize the Company’s Board of Directors to increase the Company’s share capital within two years following the 2022 annual general meeting to a maximum amount equal to CHF 4,830,000,000, which amount would be divided into 200,000,000 shares. In connection therewith, the amendment limits or withdraws the shareholders’ pre-emptive rights in specified and limited circumstances, all as further described in the Company’s 2022 Proxy Statement under the heading "Agenda Item 9: Amendment to the Articles of Association Relating to Authorized Share Capital for General Purposes", which is incorporated herein by reference. The Company’s amended Articles of Association containing the amendment will become effective upon registration with the Commercial Register of the Canton of Zurich, Switzerland (“Swiss Commercial Register”). Subject to the subsequent approval by the Swiss Federal Commercial Register Office, the effective date of such registration is expected to be on or about May 24, 2022.

A copy of the amended Articles of Association is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

At the Company’s 2022 annual general meeting, the Company’s shareholders also prospectively approved an amendment to Article 3(a) of the Company’s Articles of Association in conjunction with their approval of a share capital reduction, all as further described in the Company’s Proxy Statement under the heading “Agenda Item 10: Reduction of Share Capital”, which is incorporated herein by reference. Subject to publication of three notices to creditors and a subsequent two-month waiting period in accordance with Swiss law, and registration with the Swiss Commercial Register, the share capital reduction and amended Article 3(a) of the Articles of Association will become effective. The amended Articles of Association of the Company reflecting the share capital reduction will be filed with the SEC upon effectiveness.

Item 5.07       Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting on May 19, 2022, pursuant to notice duly given. Agenda Items 1-12 submitted by the Company at the annual general meeting were approved. With respect to the non-binding shareholder proposals, Agenda Item 13 was rejected and Agenda Item 14 was approved. The matters voted upon at the meeting and the results of such voting are set forth below.

The vote required to approve each agenda item noted below is described in the Company’s 2022 Proxy Statement under the headings “What vote is required to approve each agenda item?” and “What is the effect of broker non-votes and abstentions?”.

1.	Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2021

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
379,298,800	147,921	988,376	0

2.1	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
380,061,087	158,997	215,013	0

2.2	Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
380,144,792	133,928	156,377	0

3.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
352,500,463	3,216,918	1,618,446	22,640,952

The voting results for Agenda Item 3 exclude shares held by the Company’s directors, nominees and executive officers, who are not permitted by Swiss law to vote their shares on the discharge of the Board of Directors.

4.1	Election of PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the year ending December 31, 2022

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
363,363,520	16,944,899	126,678	0

4.2	Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting for the year ending December 31, 2022

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
359,786,527	20,537,141	111,429	0

4.3	Election of BDO AG (Zurich) as special audit firm until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
379,883,612	414,811	136,674	0

5.1	Election of Evan G. Greenberg as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
328,874,295	28,440,477	479,373	22,640,952

5.2	Election of Michael P. Connors as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
340,821,647	16,815,587	156,911	22,640,952

5.3	Election of Michael G. Atieh as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
341,353,384	16,279,646	161,115	22,640,952

5.4	Election of Kathy Bonanno as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
357,040,104	615,226	138,815	22,640,952

5.5	Election of Sheila P. Burke as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
354,523,078	3,130,175	140,892	22,640,952

5.6	Election of Mary Cirillo as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
327,098,923	30,552,119	143,103	22,640,952

5.7	Election of Robert J. Hugin as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
354,582,552	3,057,485	154,108	22,640,952

5.8	Election of Robert W. Scully as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
352,769,895	4,873,998	150,252	22,640,952

5.9	Election of Theodore E. Shasta as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
349,922,601	7,717,683	153,861	22,640,952

5.10	Election of David H. Sidwell as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
353,823,323	3,817,180	153,642	22,640,952

5.11	Election of Olivier Steimer as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
341,275,575	16,334,322	184,248	22,640,952

5.12	Election of Luis Téllez as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
353,588,682	4,052,464	152,999	22,640,952

5.13	Election of Frances F. Townsend as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
344,692,197	12,949,870	152,078	22,640,952

6.	Election of Evan G. Greenberg as Chairman of the Board of Directors until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
230,428,983	126,858,954	506,208	22,640,952

7.1	Election of Michael P. Connors as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
344,120,520	13,490,221	183,404	22,640,952

7.2	Election of Mary Cirillo as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
337,288,820	20,345,788	159,537	22,640,952

7.3	Election of Frances F. Townsend as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
344,035,378	13,591,892	166,875	22,640,952

8.	Election of Homburger AG as independent proxy until the conclusion of the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
380,000,184	193,484	241,429	0

9.	Amendment to the Articles of Association relating to authorized share capital for general purposes

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
365,572,098	14,621,702	241,297	0

10.	Reduction of share capital

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
379,635,170	521,815	278,112	0

11.1	Compensation of the Board of Directors until the next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
355,618,270	1,259,461	916,414	22,640,952

11.2	Compensation of Executive Management for the next calendar year

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
343,710,093	13,154,338	929,714	22,640,952

12.	Advisory vote to approve executive compensation under U.S. securities law requirements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
333,917,973	23,632,372	243,800	22,640,952

13.	Shareholder proposal regarding a policy restricting underwriting of new fossil fuel supplies

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
68,481,227	284,798,068	4,514,850	22,640,952

14.	Shareholder proposal regarding a report on greenhouse gas emissions

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
255,924,942	98,645,026	3,224,177	22,640,952

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
3.1	Articles of Association of the Company as amended

4.1	Articles of Association of the Company as amended (Incorporated by reference to Exhibit 3.1)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUBB LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: May 20, 2022